FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT
FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of April 19, 2022 (this “Amendment and Waiver”), by and among TECHNIPFMC PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), FMC TECHNOLOGIES, INC., a Delaware corporation (the “U.S. Borrower” and, together with the Company, the “Borrowers”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, the Borrowers are parties to that certain Credit Agreement, dated as of February 16, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended or otherwise modified by this Amendment and Waiver, the “Credit Agreement”), among the Borrowers, the Lenders from time to time party thereto, the Issuing Banks from time to time party thereto and the Administrative Agent;
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement to, among other things, permit up to $1,000,000,000 of prepayments, redemptions, repurchases and/or satisfactions of Indebtedness;
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to waive any breaches, defaults and/or Events of Default resulting solely from the failure of the Borrowers to join (and any requirement to deliver notice thereof) (a) Tios AS, which was acquired on August 5, 2021, and (b) Magma Global Limited, which was acquired on October 13, 2021, pursuant to Section 5.12 of the Credit Agreement (each, a “Specified Default” and collectively, the “Specified Defaults”); and
WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to agree to such amendment to the Existing Credit Agreement.
NOW, THEREFORE, in consideration of the agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1.     Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
SECTION 2.1. As of the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a) The definition of “Sanctioned Country” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Sanctioned Country” means, at any time, a country, region or territory which is     itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).
(b) Section 6.08(b)(iv) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iv)    prepayments, redemptions, repurchases or satisfactions of Indebtedness (other than Subordinated Indebtedness and Disqualified Equity Interests), so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) immediately after giving effect to such prepayment, redemption, repurchase or satisfaction of Indebtedness, the amount of Consolidated First Lien Net Debt of the Borrowers and the Restricted Subsidiaries shall not exceed $400,000,000; provided, that the payments of or in respect of any such Indebtedness permitted pursuant to this clause (iv) shall not exceed $1,000,000,000 in the aggregate.
ARTICLE III
WAIVER AND AGREEMENT
SECTION 3.1. Each of the undersigned Lenders hereby waives the Specified Defaults and any breach, default, and/or Event of Default that has occurred and is continuing on the date hereof arising solely from the Specified Defaults. For the avoidance of doubt, (a) each waiver contained herein is a one-time waiver and is limited to any breach, default or Event of Default that has occurred and is continuing on the date hereof which constitutes a Specified Default or arises solely from a Specified Default; and (b) all other provisions contained in the Credit Agreement and otherwise in the Loan Documents shall continue in full force and effect.
SECTION 3.2. The Borrowers hereby agree to cause Tios AS and Magma Global Limited to become Guarantors and otherwise comply with Section 5.12 of the Credit Agreement and the Collateral and Guarantee Requirement within 30 days of the date hereof (or such later date as the Administrative Agent, acting reasonably, may agree to in writing (including electronic mail)).
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
SECTION 4.1. The effectiveness of this Amendment and Waiver (the date of such effectiveness, the “Fourth Amendment Effective Date”) is subject to (a) the due execution of this Amendment and Waiver by the Borrowers and Lenders constituting at least the Required Lenders, (b) receipt by the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including to the extent invoiced at least one Business Day prior to the Fourth Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid under the Existing Credit Agreement and (c) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Company certifying as to the matters set forth in Section 5.1.

ARTICLE V
REPRESENTATIONS AND WARRANTIES
SECTION 5.1. To induce the other parties hereto to enter into this Amendment and Waiver, the Borrowers represent and warrant to each of the Lenders that, as of the Fourth Amendment Effective Date:
(a) each Loan Party hereto (i) is a Person duly organized, incorporated or established, validly existing and, to the extent that such concept is applicable in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization, incorporation or establishment and (ii) has all requisite power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party;
(b) (i) the execution, delivery and performance by the Borrowers of this Amendment and Waiver has been duly authorized by all necessary corporate or other organizational action, and (ii) the execution, delivery and performance by any Loan Party hereto of this Amendment and Waiver will not (x) result in any creation or imposition of any Lien upon any asset now owned or hereafter acquired by the Borrowers or any Loan Party (other than as permitted by the Loan Documents), (y) violate any Requirement of Law applicable to the Borrowers or any Loan Party and (z) violate or result (alone or with notice or lapse of time or both) in a default under any indenture, agreement or other instrument binding upon any Borrower or any Loan Party or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any Borrower or any Loan Party or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder, except with respect to any violation, default, payment, repurchase, redemption, termination, cancellation or acceleration that would not reasonably be expected to have a Material Adverse Effect;
(c) the execution, delivery and performance by the Borrowers of this Amendment and Waiver, will not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except (i) registrations or filings necessary to perfect Liens created under the Loan Documents and payment of applicable stamp duty in respect of the Loan Documents, (ii) consents, approvals, registrations or filings which have been obtained or made and are in full force and effect or (iii) where failure to obtain such consent or approval, or make such registration or filing, in the aggregate, could not reasonably be expected to have a Material Adverse Effect;
(d) this Amendment and Waiver has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing;
(e) after giving effect to this Amendment and Waiver, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Fourth Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date; and
(f) after giving effect to this Amendment and Waiver, no Default or Event of Default has occurred and is continuing.

ARTICLE VI
EFFECTS ON LOAN DOCUMENTS
SECTION 6.1. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall, in each case, mean and be a reference to the Credit Agreement.
SECTION 6.2. Except as specifically amended or otherwise modified herein or contemplated hereby, the Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect in all respects. Without limiting the generality of the foregoing, all of the Collateral described in the Security Documents shall continue to secure the payment of all Obligations. This Amendment and Waiver shall not constitute a novation of any Obligations existing prior to the date hereof and shall merely amend or otherwise modify such Obligations to the extent set forth herein.
SECTION 6.3. On and after the Fourth Amendment Effective Date, this Amendment and Waiver shall constitute a Loan Document. This Amendment and Waiver and the Credit Agreement shall not constitute a novation of the Existing Credit Agreement or any other Loan Document.
ARTICLE VII
MISCELLANEOUS
SECTION 7.1. Waivers; Amendments; Severability. (a) This Amendment and Waiver may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 9.02 of the Credit Agreement. This Amendment and Waiver, except as expressly provided in Section 3.1, shall not operate as a consent to or a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute consent to or a waiver of any future failure of any Loan Party to comply with any of its obligations under the Credit Agreement or any other Loan Document
(b) Any provision of this Amendment and Waiver held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 7.2. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. This Amendment and Waiver shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 7.3. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and Waiver and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Waiver.
SECTION 7.4. Counterparts. This Amendment and Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and Waiver and/or any document to be signed in connection with this Amendment and Waiver and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 7.5. Reaffirmation. The Borrowers, on behalf of themselves and the Guarantors, hereby (a) consent to the amendment of the Credit Agreement effected hereby, (b) acknowledge and agree that all of their respective obligations under the Credit Agreement, the Guarantee, the Security Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, are reaffirmed and remain in full force and effect on a continuous basis and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment and Waiver, (c) reaffirm (i) each Lien granted by them to the Administrative Agent for the benefit of the Secured Parties and (ii) any guarantees made by them pursuant to the Guarantee, and (d) acknowledge and agree that the grants of security interests by them contained in, and all Liens created under, each Security Document shall remain in full force and effect and continue to secure the Obligations.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
TECHNIPFMC PLC, as Borrower
By:    /s/ Alf Melin
Name:    Alf Melin
Title:    Executive Vice President and Chief Financial Officer
FMC TECHNOLOGIES, INC., as Borrower
By:    /s/ Alf Melin
Name:    Alf Melin
Title:    Executive Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment and Waiver]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and individually as a Lender
By: /s/ Stephanie Balette
Name:    Stephanie Balette
Title:     Authorized Officer

[Signature Page to Fourth Amendment and Waiver]

CITIBANK, N.A.,
as a Lender and as an Issuing Bank
By: /s/ Cathy Shepherd
Name:    Cathy Shepherd
Title:     Vice President

[Signature Page to Fourth Amendment and Waiver]

DNB CAPITAL LLC,
as a Lender
By: /s/ Sybille Andaur
Name:    Sybille Andaur
Title:     Senior Vice President

By: /s/ Scott L. Joyce
Name:    Scott L. Joyce
Title:     Senior Vice President

[Signature Page to Fourth Amendment and Waiver]

SOCIÉTÉ GÉNÉRALE,
as a Lender
By: /s/ Richard Bernal
Name:    Richard Bernal
Title:     Managing Director

[Signature Page to Fourth Amendment and Waiver]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By: /s/ Jeffrey Cobb
Name:    Jeffrey Cobb
Title:     Director

[Signature Page to Fourth Amendment and Waiver]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and A an Issuing Bank
By: /s/ Michael Janak
Name:    Michael Janak
Title:     Managing Director

[Signature Page to Fourth Amendment and Waiver]

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Tommy Nguyen
Name:    Tommy Nguyen
Title:     Vice President

[Signature Page to Fourth Amendment and Waiver]

STANDARD CHARTERED BANK,
as a Lender
By: /s/ Kristopher Tracy
Name:    Kristopher Tracy
Title:     Director, Financing Solutions

[Signature Page to Fourth Amendment and Waiver]

THE NORTHERN TRUST COMPANY,
as a Lender
By: /s/ Keith L. Burson
Name:    Keith L. Burson
Title:     Senior Vice President

[Signature Page to Fourth Amendment and Waiver]

BARCLAYS BANK PLC,
as a Lender
By: /s/ Adrian Adduci
Name:    Adrian Adduci
Title:     Director

[Signature Page to Fourth Amendment and Waiver]